EXHIBIT 32.1

Certification by the Principal Executive Officer Pursuant to 18 U. S. C. Section 1350, as

Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U. S. C. Section 1350, I, John F. Crowley, hereby certify that, to the best of my knowledge, Amicus Therapeutics Inc., (the “Company”) Annual Report on Form 10-K for the year ended December 31, 2011 (the “Report”), as filed with the Securities and Exchange Commission on February 28, 2012, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John F. Crowley
John F. Crowley
Chairman and Chief Executive Officer
February 28, 2012